ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2005

ICAP Discretionary Equity Fund

ICAP Equity Fund

On May 19, 2005, the Board of Directors of ICAP Funds, Inc. approved a reorganization of the ICAP Discretionary Equity Fund (the “Discretionary Fund”) into the ICAP Equity Fund (the “Equity Fund”).  The reorganization will be effected pursuant to a Plan of Reorganization which provides that the Discretionary Fund will transfer all of its assets and liabilities to the Equity Fund in exchange for shares of the Equity Fund.  The reorganization is expected to occur on or about July 29, 2005 (the “Closing Date”).

As a result of the reorganization, on the Closing Date, shareholders of the Discretionary Fund will become shareholders of the Equity Fund and will receive shares of the Equity Fund of equal value to their shares in the Discretionary Fund.

It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.  However, on or as soon as practicable prior to the Closing Date, the Discretionary Fund will make a distribution to its shareholders of any undistributed capital gains and income.   Shareholders of the Discretionary Fund should consult their tax advisers regarding possible tax consequences of the reorganization, including possible state and local tax consequences.

The Discretionary Fund remains closed to new purchases, exchanges and additional investments.

The date of this Prospectus Supplement is June 2, 2005.

Please keep this Prospectus Supplement with your records.